[EATON VANCE(R) LOGO]

[EDUCATION]

ANNUAL REPORT JANUARY 31, 2003

EATON VANCE
MUNICIPALS TRUST II

FLORIDA INSURED

HAWAII

KANSAS

                      IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE MUNICIPALS FUNDS as of January 31, 2003

LETTER TO SHAREHOLDERS

[PHOTO OF  THOMAS J. FETTER]
Thomas J. Fetter
President

Amid the dramatic interest rate decline of recent years, many bonds issued at relatively high interest rates from 1993-1998 have been pre-refunded by their issuers. As a result, escrowed bonds have played an increasingly prominent role in municipal bond portfolios. However, while these bonds are valued by professional investors, analysts and portfolio managers, many individual investors have little knowledge of why bonds are escrowed. As part of our continuing educational series, we thought it might be helpful to discuss the mechanics of escrowed bonds and the role of those bonds in the municipal market.

The process of escrowing municipal bonds to maturity...

In the escrowing process, an issuing jurisdiction essentially refinances original-issue debt with newer, usually lower-interest debt. The jurisdiction issues a "refunding bond," the proceeds of which are used to purchase specially-issued U.S. Treasury bonds - State and Local Government Series bonds, which are held in an irrevocable escrow account by a trustee bank. The principal and interest payments of these Treasury bonds exactly match the future principal and interest payments of the issuer's original bonds.

The principal and interest from these U.S. Treasuries are directed solely to pay the interest and principal on the tax-exempt bonds for which the escrow account was established. Thus, the original bonds are now backed by U.S. Treasuries and are, therefore, deemed among the highest quality of all tax-exempt issues.

Benefits for issuers: lower interest rates and added flexibility...

When municipal bonds are escrowed, they are said to be "defeased." That means that the bonds are no longer governed by the original covenants and are no longer a direct obligation of the original issuer. The most common defeasance - "high-to-low" defeasance - is based on an economic rationale, in which an issuer seeks to take advantage of a significant decline in interest rates - much the same way homeowners refinance their mortgages. By refunding high-coupon bonds with lower-coupon debt, issuers are able to reduce their interest expenses and save taxpayers and ratepayers money.

A second, less common procedure is "low-to-high" defeasance - in which relatively low-coupon bonds are refunded with higher-coupon bonds. This refunding is generally based on a pressing political or structural need, done primarily to effect a change in bond covenants. This change may provide more flexibility for issuers by broadening a project's mandate or redefining revenue sources.

Benefits for investors: higher quality, shorter maturities, attractive coupons...

For investors, owning a bond that has been escrowed generally provides an immediate upgrade in quality - and often in price - because the bond is now backed by U.S. Treasuries. In addition, because these bonds are typically called at their earliest call date, they will have a shorter effective maturity and, therefore, less volatility. Finally, in most cases, the bond continues to pay an above-average coupon. These characteristics can represent distinct advantages for investors.

However compelling these benefits are, a portfolio manager still faces a key decision: whether to hold the bond with its attractive coupon and no credit risk
- or - to sell the bond at its increased market value and redeploy the increased purchasing power at current interest rates. The portfolio manager must factor in market conditions, the interest rate outlook, the availability of bonds in the marketplace and call provisions. If the escrowed bond's original call provisions have been waived, that will dramatically improve the bond's trading characteristics.

These decisions can have a profound effect upon performance. Moreover, the treatment of escrowed bonds is yet another area that demonstrates the value of professional management. We believe that familiarity with bond covenants, trading patterns and in-depth analysis can provide investors a major advantage in municipal bond investing.

                             Sincerely,

                             /s/ Thomas J. Fetter
                             Thomas J. Fetter
                             President
                             March 5, 2003

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND
ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR
GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES
ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL INVESTED.

EATON VANCE MUNICIPALS FUNDS as of January 31, 2003

MARKET RECAP

The U.S. economy continued to struggle throughout 2002. Weak demand and ongoing geopolitical concerns kept the financial markets on the defensive, weakened consumer sentiment and constrained capital spending. Consumer spending, which had held up well through much of the year, finally showed signs of weakening at year-end. Businesses, meanwhile, remained reluctant to initiate capital spending campaigns, a trend that was especially evident in the telecom and technology sectors. These influences resulted in waning investor confidence and increased volatility in the financial markets.

Helped by low interest rates and sales incentives, the auto and housing sectors kept the weak economy afloat...

For much of the year, record-low interest rates helped consumer spending, which provided an underpinning for the broad economy. Low interest rates had a pronounced effect on the auto and housing sectors, helping to reduce inventories. However, by year-end, amid high personal debt levels and an increasing jobless rate, there were signs that U.S. consumers were beginning to tighten their belts, as evidenced by a disappointing holiday retail season.

After standing pat for most of 2002, the Federal Reserve again lowered interest rates in November...

The nation's Gross Domestic Product followed a surprisingly strong 4.0% growth rate in the third quarter of 2002 with a tepid 0.7% rise in the fourth quarter. The nation's unemployment rate reached levels not seen in nearly a decade, as weak demand prompted businesses to announce widescale layoffs. Businesses - which had pared costs sharply to weather the recession - remained reticent to spend on expansion plans, a key to a full recovery. The Federal Reserve, which had stood pat through 2002 after 11 rate cuts in 2001, responded to the news of further weakness with another rate cut in November. That action reduced the Federal Funds rate - a key short-term interest rate barometer - to 1.25%, a 40-year low. Not surprisingly, the bond markets - whose prices move in the opposite direction of interest rates - greeted the news warmly. Ten-year Treasury bond yields, which had risen to 5.40% in March 2002 in response to modest signs of a recovery - fell back to 3.96% by January 31, 2003 in response to the news of an economic relapse. In that climate, the Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - registered an impressive 7.46% total return for the year ended January 31, 2003.* Municipal bonds were among the top-performing asset classes in the past year, and were especially impressive relative to equity returns, which posted steep losses for the third consecutive year.

MUNICIPAL BOND YIELDS EXCEED TREASURY YIELDS

4.99%                             8.13%
30-Year AAA rated                 Taxable equivalent yield
General Obligations (GO) Bonds*   in 38.6% tax bracket

4.84%
30-Year Treasury Bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yields. Statistics as of January 31, 2003.

Past performance is no guarantee of future results.
Source: Bloomberg, L.P.

Facing revenue shortfalls, many states are considering tax increases...

We continue to believe that municipal bonds merit a place in a diversified investment portfolio. Amid the uncertain economic outlook, the prospect of a dramatic increase in interest rates remains remote. In addition, with states reporting revenue shortfalls as a result of the weak economy, many are faced with looming budget deficits. Because the overwhelming majority are legally obligated to balance their budgets, legislatures are faced with the unpleasant prospect of raising state taxes to achieve a balanced ledger. The potential for higher state taxes could make municipal bonds even more compelling for tax-conscious investors.

*It is not possible to invest directly in an Index.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE VARIOUS PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE FLORIDA INSURED MUNICIPALS FUND as of January 31, 2003

INVESTMENT UPDATE


[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE

- Florida's job growth in 2002 nearly matched last year's, outpacing the Southeast region and the nation as a whole. While theme parks struggled with lower attendance, residential construction remained brisk, as migration spurred strong housing demand. The state's jobless rate was 5.3% in January 2003, unchanged from a year ago.

- Insured* water and sewer utilities constituted the Portfolio's largest sector weighting at January 31, 2003. Water utilities in areas such as Jacksonville, Lee County and Vero Beach have had strong demand from industrial use and above-average population growth.

- Insured* special tax revenue bonds were a significant weighting. The bonds are secured by a variety of sources, including sales tax revenue, recreational revenues, franchise taxes, business license fees and other miscellaneous taxes.

- Insured* transportation bonds represented a large investment. The Portfolio's investments included seaports, airports and expressways, which play an important role in the state's key tourism industry.

- The Portfolio was 98.8% invested in issues rated AAA at January 31, 2003. Insured* bonds represented 91.9% of those holdings, giving the Portfolio a comfortable buffer from credit risk in a stubbornly weak economy.

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state intangible tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume a maximum 38.60% combined federal and state intangible tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution may not be representative of the Portfolio's current or future investments and is subject to change. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Private insurance does not decrease the risk of loss of principal associated with this investment. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

THE FUND

- During the year ended January 31, 2003, the Fund's Class A and Class B shares had total returns of 7.40% and 6.54%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $11.43 on January 31, 2003 from $11.17 on January 31, 2002, and the reinvestment of $0.550 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $11.30 on January 31, 2003 from $11.05 on January 31, 2002, and the reinvestment of $0.460 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on January 31, 2003 of $11.43 per share for Class A and $11.30 for Class B, the distribution rates were 4.81% and 4.07%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 7.83% and 6.63%, respectively.(4)

- The SEC 30-day yields for Class A and Class B shares at January 31, 2003 were 3.97% and 3.42%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.47% and 5.57%, respectively.(4)

[CHART]

RATING DISTRIBUTION(6)
-------------------------------------------------------------------------------
AAA           98.8%
Non-Rated      1.2%


FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.24% of the total dividends paid by the Fund from net investment income during the year ended January 31, 2003 was designated as an exempt-interest dividend.

FUND INFORMATION
as of January 31, 2003

PERFORMANCE(7)                           CLASS A         CLASS B
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                                   7.40%           6.54%
Five Years                                 5.15            4.37
Life of Fund+                              6.75            5.90

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                                   2.28%           1.54%
Five Years                                 4.13            4.03
Life of Fund+                              6.17            5.90

+ Inception date: Class A: 3/3/94; Class B: 3/2/944

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
  EATON VANCE FLORIDA INSURED MUNICIPALS FUND CLASS B
     VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**
         March 31, 1994 -- January 31, 2003

                  EATON VANCE         LEHMAN BROTHER
                FLORIDA INSURED       MUNICIPAL BOND
DATE         MUNICIPALS FUND CLASS B      INDEX
 3/31/1994   $  10,000                $   10,000
 4/30/1994      10,403                    10,085
 5/31/1994      10,561                    10,172
 6/30/1994      10,456                    10,110
 7/31/1994      10,696                    10,295
 8/31/1994      10,666                    10,331
 9/30/1994      10,471                    10,180
10/31/1994      10,194                     9,999
11/30/1994       9,975                     9,818
12/31/1994      10,319                    10,034
 1/31/1995      10,710                    10,321
 2/28/1995      11,120                    10,621
 3/31/1995      11,172                    10,743
 4/30/1995      11,167                    10,756
 5/31/1995      11,441                    11,099
 6/30/1995      11,190                    11,002
 7/31/1995      11,259                    11,106
 8/31/1995      11,336                    11,247
 9/30/1995      11,404                    11,318
10/31/1995      11,634                    11,483
11/30/1995      11,940                    11,673
12/31/1995      12,128                    11,785
 1/31/1996      12,143                    11,874
 2/29/1996      11,981                    11,794
 3/31/1996      11,751                    11,644
 4/30/1996      11,710                    11,611
 5/31/1996      11,711                    11,606
 6/30/1996      11,828                    11,733
 7/31/1996      11,937                    11,839
 8/31/1996      11,915                    11,836
 9/30/1996      12,121                    12,001
10/31/1996      12,188                    12,137
11/30/1996      12,383                    12,359
12/31/1996      12,294                    12,307
 1/31/1997      12,282                    12,331
 2/28/1997      12,414                    12,444
 3/31/1997      12,213                    12,278
 4/30/1997      12,292                    12,381
 5/31/1997      12,500                    12,567
 6/30/1997      12,630                    12,701
 7/31/1997      12,991                    13,053
 8/31/1997      12,792                    12,930
 9/30/1997      12,958                    13,084
10/31/1997      13,076                    13,168
11/30/1997      13,163                    13,245
12/31/1997      13,374                    13,439
 1/31/1998      13,458                    13,577
 2/28/1998      13,474                    13,581
 3/31/1998      13,468                    13,593
 4/30/1998      13,395                    13,532
 5/31/1998      13,612                    13,746
 6/30/1998      13,674                    13,800
 7/31/1998      13,710                    13,835
 8/31/1998      13,935                    14,049
 9/30/1998      14,093                    14,224
10/31/1998      14,027                    14,224
11/30/1998      14,088                    14,273
12/31/1998      14,081                    14,309
 1/31/1999      14,241                    14,479
 2/28/1999      14,152                    14,416
 3/31/1999      14,143                    14,436
 4/30/1999      14,153                    14,472
 5/31/1999      14,038                    14,388
 6/30/1999      13,741                    14,181
 7/31/1999      13,736                    14,233
 8/31/1999      13,468                    14,119
 9/30/1999      13,322                    14,125
10/31/1999      13,125                    13,972
11/30/1999      13,251                    14,120
12/31/1999      13,091                    14,015
 1/31/2000      12,964                    13,954
 2/29/2000      13,231                    14,116
 3/31/2000      13,657                    14,425
 4/30/2000      13,486                    14,339
 5/31/2000      13,321                    14,265
 6/30/2000      13,821                    14,643
 7/31/2000      14,059                    14,847
 8/31/2000      14,267                    15,075
 9/30/2000      14,077                    14,997
10/31/2000      14,289                    15,161
11/30/2000      14,420                    15,275
12/31/2000      14,956                    15,653
 1/31/2001      14,982                    15,808
 2/28/2001      15,018                    15,858
 3/31/2001      15,134                    16,000
 4/30/2001      14,831                    15,827
 5/31/2001      15,032                    15,997
 6/30/2001      15,153                    16,104
 7/31/2001      15,442                    16,343
 8/31/2001      15,729                    16,612
 9/30/2001      15,579                    16,556
10/31/2001      15,779                    16,745
11/30/2001      15,595                    16,612
12/31/2001      15,412                    16,455
 1/31/2002      15,646                    16,740
 2/28/2002      15,857                    16,942
 3/31/2002      15,480                    16,610
 4/30/2002      15,749                    16,935
 5/31/2002      15,846                    17,038
 6/30/2002      15,964                    17,218
 7/31/2002      16,187                    17,439
 8/31/2002      16,388                    17,649
 9/30/2002      16,853                    18,035
10/31/2002      16,455                    17,736
11/30/2002      16,322                    17,663
12/31/2002      16,746                    18,035
 1/31/2003      16,669                    17,990

** Source: Thomson Financial. Investment operations commenced 3/2/94. The chart uses closest month-end after inception. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 3/3/94 at net asset value would have grown to $17,909 on January 31, 2003; $17,057, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. The performance graph and table do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE HAWAII MUNICIPALS FUND as of January 31, 2003

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE

- Hawaii's tourism failed to recover to pre-September 11 levels, as a weak economy limited travel volumes. However, real estate investment was a major driver of the state's economy in 2002, with construction spending rising an impressive 5%. Hawaii's January 2003 jobless rate was 4.2%, down from 4.7% a year ago.

- Insured* transportation bonds remained the Portfolio's largest sector weighting at January 31, 2003. The Portfolio's investments included issues for highways, harbors and airport facilities. Management was very selective with respect to airports, given the continuing difficulties of the airline industry.

- Insured* general obligation bonds constituted a major focus of the Portfolio. During a period of declining tax receipts, insured* bonds provided an added comfort level with respect to revenues.

- The Hawaii market was again characterized by very low issuance. The Portfolio took advantage of its ability to purchase selected Guam and Puerto Rico issues, with an emphasis on housing, education, electric utilities and special tax revenue bonds.

- Management maintained a well-diversified coupon allocation, balancing defensive, higher-coupon issues with interest-rate-sensitive, low- and zero-coupon issues for appreciation potential.

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume a maximum 44.89% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Private insurance does not decrease the risk of loss of principal associated with this investment. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

THE FUND

- During the year ended January 31, 2003, the Fund's Class A and Class B shares had total returns of 6.14% and 5.28%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.70 on January 31, 2003 from $9.58 on January 31, 2002, and the reinvestment of $0.458 per share in tax-free income.(2) For Class B, this return resulted from an increase in net asset value (NAV) per share to $9.83 on January 31, 2003 from $9.72 on January 31, 2002, and the reinvestment of $0.395 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on January 31, 2003 of $9.70 per share for Class A and $9.83 for Class B, the distribution rates were 4.72% and 4.02%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.56% and 7.29%, respectively.(4)

- The SEC 30-day yields for Class A and Class B shares at January 31, 2003 were 3.99% and 3.44%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.24% and 6.24%, respectively.(4)

[CHART]

RATING DISTRIBUTION(6)
-------------------------------------------------------------------------------
AAA           72.0%
AA            12.4%
A              8.8%
BBB            3.9%
BB             0.3%
B              1.4%
Non-Rated      1.2%

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 96.77% of the total dividends paid by the Fund from net investment income during the year ended January 31, 2003 was designated as an exempt-interest dividend.

FUND INFORMATION
as of January 31, 2003

PERFORMANCE(7)                           CLASS A         CLASS B
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                                   6.14%           5.28%
Five Years                                 4.55            3.71
Life of Fund+                              4.79            4.46

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                                   1.08%           0.28%
Five Years                                 3.53            3.38
Life of Fund+                              4.21            4.46

+Inception date: Class A: 3/14/94; Class B: 3/2/94

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
       EATON VANCE HAWAII MUNICIPALS FUND CLASS B
     VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**
          March 31, 1994 -- January 31, 2003

                   EATON VANCE        LEHMAN BROTHER
                     HAWAII           MUNICIPAL BOND
DATE         MUNICIPALS FUND CLASS B      INDEX
 3/31/1994   $  10,000                $  10,000
 4/30/1994      10,023                   10,085
 5/31/1994      10,101                   10,172
 6/30/1994       9,949                   10,110
 7/31/1994      10,134                   10,295
 8/31/1994      10,152                   10,331
 9/30/1994       9,968                   10,180
10/31/1994       9,668                    9,999
11/30/1994       9,394                    9,818
12/31/1994       9,631                   10,034
 1/31/1995       9,926                   10,321
 2/28/1995      10,285                   10,621
 3/31/1995      10,413                   10,743
 4/30/1995      10,395                   10,756
 5/31/1995      10,689                   11,099
 6/30/1995      10,514                   11,002
 7/31/1995      10,606                   11,106
 8/31/1995      10,694                   11,247
 9/30/1995      10,785                   11,318
10/31/1995      10,944                   11,483
11/30/1995      11,159                   11,673
12/31/1995      11,307                   11,785
 1/31/1996      11,389                   11,874
 2/29/1996      11,274                   11,794
 3/31/1996      11,100                   11,644
 4/30/1996      11,066                   11,611
 5/31/1996      11,029                   11,606
 6/30/1996      11,161                   11,733
 7/31/1996      11,262                   11,839
 8/31/1996      11,238                   11,836
 9/30/1996      11,404                   12,001
10/31/1996      11,520                   12,137
11/30/1996      11,710                   12,359
12/31/1996      11,663                   12,307
 1/31/1997      11,662                   12,331
 2/28/1997      11,761                   12,444
 3/31/1997      11,585                   12,278
 4/30/1997      11,690                   12,381
 5/31/1997      11,857                   12,567
 6/30/1997      11,955                   12,701
 7/31/1997      12,293                   13,053
 8/31/1997      12,157                   12,930
 9/30/1997      12,267                   13,084
10/31/1997      12,351                   13,168
11/30/1997      12,416                   13,245
12/31/1997      12,609                   13,439
 1/31/1998      12,720                   13,577
 2/28/1998      12,709                   13,581
 3/31/1998      12,702                   13,593
 4/30/1998      12,585                   13,532
 5/31/1998      12,811                   13,746
 6/30/1998      12,835                   13,800
 7/31/1998      12,858                   13,835
 8/31/1998      13,091                   14,049
 9/30/1998      13,255                   14,224
10/31/1998      13,198                   14,224
11/30/1998      13,247                   14,273
12/31/1998      13,240                   14,309
 1/31/1999      13,393                   14,479
 2/28/1999      13,298                   14,416
 3/31/1999      13,300                   14,436
 4/30/1999      13,321                   14,472
 5/31/1999      13,198                   14,388
 6/30/1999      12,963                   14,181
 7/31/1999      12,943                   14,233
 8/31/1999      12,698                   14,119
 9/30/1999      12,597                   14,125
10/31/1999      12,333                   13,972
11/30/1999      12,422                   14,120
12/31/1999      12,250                   14,015
 1/31/2000      12,110                   13,954
 2/29/2000      12,373                   14,116
 3/31/2000      12,762                   14,425
 4/30/2000      12,604                   14,339
 5/31/2000      12,453                   14,265
 6/30/2000      12,806                   14,643
 7/31/2000      13,022                   14,847
 8/31/2000      13,249                   15,075
 9/30/2000      13,127                   14,997
10/31/2000      13,302                   15,161
11/30/2000      13,433                   15,275
12/31/2000      13,878                   15,653
 1/31/2001      13,927                   15,808
 2/28/2001      13,988                   15,858
 3/31/2001      14,074                   16,000
 4/30/2001      13,850                   15,827
 5/31/2001      14,025                   15,997
 6/30/2001      14,176                   16,104
 7/31/2001      14,385                   16,343
 8/31/2001      14,652                   16,612
 9/30/2001      14,427                   16,556
10/31/2001      14,544                   16,745
11/30/2001      14,460                   16,612
12/31/2001      14,319                   16,455
 1/31/2002      14,499                   16,740
 2/28/2002      14,713                   16,942
 3/31/2002      14,414                   16,610
 4/30/2002      14,660                   16,935
 5/31/2002      14,740                   17,038
 6/30/2002      14,869                   17,218
 7/31/2002      15,021                   17,439
 8/31/2002      15,133                   17,649
 9/30/2002      15,446                   18,035
10/31/2002      15,080                   17,736
11/30/2002      15,039                   17,663
12/31/2002      15,384                   18,035
 1/31/2003      15,264                   17,990

**Source: Thomson Financial. Investment operations commenced 3/2/94. The chart uses closest month-end after inception. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 3/14/94 at net asset value would have grown to $15,153 on January 31, 2003; $14,431, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE KANSAS MUNICIPALS FUND as of January 31, 2003

INVESTMENT UPDATE

[PHOTO OF THOMAS M. METZOLD]
Thomas M. Metzold
Portfolio Manager

MANAGEMENT UPDATE

- The Kansas economy featured slower job growth in 2002, reflecting weakness in the construction and durable goods manufacturing areas. The service, retail and government areas generated some new employment, although at a slower pace than recent years. The January 2003 jobless rate was 4.6%, up from 4.4% a year ago.

- Insured* general obligations were the Portfolio's largest sector weighting at January 31, 2003. Amid a revenue shortfall in tax receipts, insured* general obligations provided some insulation from revenue uncertainty.

- In a weak economy, essential services remained a key to the Portfolio. Insured* water and sewer bond revenues tend to be largely non-discretionary and, therefore, are less influenced by economic fluctuations.

- The Portfolio remained selective within the competitive hospital sector. Management focused on insured* bonds of leading institutions, emphasizing quality and geographical diversification throughout the state.

- The Fund's Class A shares were ranked #1 of 10 funds in the Kansas Municipal Debt Fund Classification for the 1-year period ended January 31, 2003, according to Lipper Inc., a nationally recognized monitor of mutual fund performance.(1) The Fund was ranked #1 of 10 funds and #1 of 9 funds for the 3- and 5-year periods, respectively.

(1) Source: Lipper Inc. Rankings are based on percent change in net asset value and do not take sales charges into consideration. It is not possible to invest directly in a Lipper Classification. (2) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (3) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (4) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent rates assume a maximum 45.31% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (7) Rating Distribution may not be representative of the Portfolio's current or future investments. (8) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. *Private insurance does not decrease the risk of loss of principal associated with this investment. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

THE FUND

- During the year ended January 31, 2003, the Fund's Class A and Class B shares had total returns of 7.30% and 6.64%, respectively.(2) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.50 on January 31, 2003 from $10.23 on January 31, 2002, and the reinvestment of $0.463 per share in tax-free income.(3) For Class B, this return resulted from an increase in NAV to $10.42 on January 31, 2003 from $10.14 on January 31, 2002, and the reinvestment of $0.383 per share in tax-free income.(3)

- Based on the Fund's most recent dividends and NAVs on January 31, 2003 of $10.50 per share for Class A and $10.42 for Class B, the distribution rates were 4.41% and 3.68%, respectively.(4) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.06% and 6.73%, respectively.(5)

- The SEC 30-day yields for Class A and Class B shares at January 31, 2003 were 3.72% and 3.15%, respectively.(6) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.80% and 5.76%, respectively.(5)

RATING DISTRIBUTION(7)
-------------------------------------------------------------------------------
AAA           85.9%
AA             3.4%
A              8.4%
BBB            1.2%
Non-Rated      1.1%

FEDERAL INCOME TAX INFORMATION on distributions. For federal income tax purposes, 99.77% of the total dividends paid by the Fund from net investment income during the year ended January 31, 2003 was designated as an exempt-interest dividend.

FUND INFORMATION
as of January 31, 2003

PERFORMANCE(8)                           CLASS A         CLASS B
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                                   7.30%           6.64%
Five Years                                 5.17            4.39
Life of Fund+                              5.68            5.18

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                                   2.20%           1.64%
Five Years                                 4.15            4.05
Life of Fund+                              5.11            5.18

+Inception date: Class A: 3/3/94; Class B: 3/2/94

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
      EATON VANCE KANSAS MUNICIPALS FUND CLASS B
    VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX**
          March 31, 1994 -- January 31, 2003

                  EATON VANCE         LEHMAN BROTHER
                    KANSAS            MUNICIPAL BOND
DATE         MUNICIPALS FUND CLASS B      INDEX
 3/31/1994      10,000                   10,000
 4/30/1994      10,136                   10,085
 5/31/1994      10,275                   10,172
 6/30/1994      10,162                   10,110
 7/31/1994      10,375                   10,295
 8/31/1994      10,393                   10,331
 9/30/1994      10,179                   10,180
10/31/1994       9,933                    9,999
11/30/1994       9,662                    9,818
12/31/1994       9,928                   10,034
 1/31/1995      10,273                   10,321
 2/28/1995      10,617                   10,621
 3/31/1995      10,711                   10,743
 4/30/1995      10,704                   10,756
 5/31/1995      10,962                   11,099
 6/30/1995      10,810                   11,002
 7/31/1995      10,877                   11,106
 8/31/1995      10,998                   11,247
 9/30/1995      11,076                   11,318
10/31/1995      11,266                   11,483
11/30/1995      11,455                   11,673
12/31/1995      11,567                   11,785
 1/31/1996      11,636                   11,874
 2/29/1996      11,523                   11,794
 3/31/1996      11,351                   11,644
 4/30/1996      11,328                   11,611
 5/31/1996      11,326                   11,606
 6/30/1996      11,421                   11,733
 7/31/1996      11,533                   11,839
 8/31/1996      11,544                   11,836
 9/30/1996      11,719                   12,001
10/31/1996      11,821                   12,137
11/30/1996      12,032                   12,359
12/31/1996      11,947                   12,307
 1/31/1997      11,922                   12,331
 2/28/1997      12,033                   12,444
 3/31/1997      11,895                   12,278
 4/30/1997      12,011                   12,381
 5/31/1997      12,164                   12,567
 6/30/1997      12,284                   12,701
 7/31/1997      12,619                   13,053
 8/31/1997      12,472                   12,930
 9/30/1997      12,618                   13,084
10/31/1997      12,664                   13,168
11/30/1997      12,740                   13,245
12/31/1997      12,907                   13,439
 1/31/1998      12,980                   13,577
 2/28/1998      12,970                   13,581
 3/31/1998      12,987                   13,593
 4/30/1998      12,922                   13,532
 5/31/1998      13,122                   13,746
 6/30/1998      13,133                   13,800
 7/31/1998      13,169                   13,835
 8/31/1998      13,351                   14,049
 9/30/1998      13,475                   14,224
10/31/1998      13,445                   14,224
11/30/1998      13,482                   14,273
12/31/1998      13,482                   14,309
 1/31/1999      13,624                   14,479
 2/28/1999      13,556                   14,416
 3/31/1999      13,558                   14,436
 4/30/1999      13,594                   14,472
 5/31/1999      13,498                   14,388
 6/30/1999      13,250                   14,181
 7/31/1999      13,256                   14,233
 8/31/1999      13,052                   14,119
 9/30/1999      12,937                   14,125
10/31/1999      12,715                   13,972
11/30/1999      12,845                   14,120
12/31/1999      12,674                   14,015
 1/31/2000      12,551                   13,954
 2/29/2000      12,802                   14,116
 3/31/2000      13,165                   14,425
 4/30/2000      13,050                   14,339
 5/31/2000      12,927                   14,265
 6/30/2000      13,310                   14,643
 7/31/2000      13,542                   14,847
 8/31/2000      13,784                   15,075
 9/30/2000      13,635                   14,997
10/31/2000      13,811                   15,161
11/30/2000      13,973                   15,275
12/31/2000      14,462                   15,653
 1/31/2001      14,498                   15,808
 2/28/2001      14,560                   15,858
 3/31/2001      14,663                   16,000
 4/30/2001      14,424                   15,827
 5/31/2001      14,599                   15,997
 6/30/2001      14,719                   16,104
 7/31/2001      14,957                   16,343
 8/31/2001      15,208                   16,612
 9/30/2001      15,085                   16,556
10/31/2001      15,274                   16,745
11/30/2001      15,100                   16,612
12/31/2001      14,943                   16,455
 1/31/2002      15,091                   16,740
 2/28/2002      15,319                   16,942
 3/31/2002      14,944                   16,610
 4/30/2002      15,308                   16,935
 5/31/2002      15,401                   17,038
 6/30/2002      15,543                   17,218
 7/31/2002      15,708                   17,439
 8/31/2002      15,894                   17,649
 9/30/2002      16,341                   18,035
10/31/2002      15,883                   17,736
11/30/2002      15,810                   17,663
12/31/2002      16,260                   18,035
 1/31/2003      16,093                   17,990

**Source: Thomson Financial. Investment operations commenced 3/2/94. The chart uses closest month-end after inception. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 3/3/94 at net asset value would have grown to $16,373 on January 31, 2003; $15,594, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2003

                                FLORIDA INSURED FUND  HAWAII FUND  KANSAS FUND
------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost                  $34,792,844       $16,905,266  $20,882,091
   Unrealized appreciation            2,403,470         1,006,124      762,105
------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                         $37,196,314       $17,911,390  $21,644,196
------------------------------------------------------------------------------
Receivable for Fund shares
   sold                             $    29,243       $        54  $       586
------------------------------------------------------------------------------
TOTAL ASSETS                        $37,225,557       $17,911,444  $21,644,782
------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                         $    29,100       $     1,062  $        --
Dividends payable                        72,514            31,491       31,397
Payable to affiliate for
   service fees                           6,159             3,037        3,646
Accrued expenses                         11,238             9,844        9,981
------------------------------------------------------------------------------
TOTAL LIABILITIES                   $   119,011       $    45,434  $    45,024
------------------------------------------------------------------------------
NET ASSETS                          $37,106,546       $17,866,010  $21,599,758
------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------
Paid-in capital                     $35,419,560       $17,508,925  $20,925,951
Accumulated net realized loss
   from Portfolio (computed on
   the basis of identified
   cost)                               (772,643)         (616,144)     (74,558)
Accumulated undistributed
   (distributions in excess
   of) net investment income             56,159           (32,895)     (13,740)
Net unrealized appreciation
   from Portfolio (computed on
   the basis of identified
   cost)                              2,403,470         1,006,124      762,105
------------------------------------------------------------------------------
TOTAL                               $37,106,546       $17,866,010  $21,599,758
------------------------------------------------------------------------------

Class A Shares
------------------------------------------------------------------------------
NET ASSETS                          $13,498,760       $   694,237  $10,353,635
SHARES OUTSTANDING                    1,180,959            71,558      985,643
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)         $     11.43       $      9.70  $     10.50
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                        $     12.00       $     10.18  $     11.02
------------------------------------------------------------------------------

Class B Shares
------------------------------------------------------------------------------
NET ASSETS                          $23,607,786       $17,171,773  $11,246,123
SHARES OUTSTANDING                    2,088,543         1,746,950    1,079,797
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)         $     11.30       $      9.83  $     10.42
------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JANUARY 31, 2003

                                FLORIDA INSURED FUND  HAWAII FUND  KANSAS FUND
------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------
Interest allocated from
   Portfolio                         $1,814,759        $ 989,727   $1,014,751
Expenses allocated from
   Portfolio                           (115,029)         (60,480)     (70,477)
------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                         $1,699,730        $ 929,247   $  944,274
------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------
Trustees fees and expenses           $      161        $     161   $      161
Distribution and service fees
   Class A                               21,210            1,301       16,426
   Class B                              206,138          166,451       99,260
Legal and accounting services            14,807           14,718       19,043
Printing and postage                      3,700            3,477        4,387
Custodian fee                             8,412            7,349        8,327
Transfer and dividend
   disbursing agent fees                 11,931            9,516        9,832
Registration fees                           995               50        1,365
Miscellaneous                             4,560            3,812        3,835
------------------------------------------------------------------------------
TOTAL EXPENSES                       $  271,914        $ 206,835   $  162,636
------------------------------------------------------------------------------

NET INVESTMENT INCOME                $1,427,816        $ 722,412   $  781,638
------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)        $   26,432        $  38,949   $  (48,031)
   Financial futures contracts         (302,507)        (192,209)          --
------------------------------------------------------------------------------
NET REALIZED LOSS                    $ (276,075)       $(153,260)  $  (48,031)
------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                    $  965,883        $ 434,525   $  473,249
   Financial futures contracts            5,358          (72,115)        (709)
------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)       $  971,241        $ 362,410   $  472,540
------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                              $  695,166        $ 209,150   $  424,509
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                   $2,122,982        $ 931,562   $1,206,147
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JANUARY 31, 2003

  INCREASE (DECREASE) IN NET ASSETS  FLORIDA INSURED FUND  HAWAII FUND  KANSAS FUND
  ---------------------------------------------------------------------------------
  From operations --
     Net investment income               $ 1,427,816       $   722,412  $   781,638
     Net realized loss                      (276,075)         (153,260)     (48,031)
     Net change in unrealized
        appreciation (depreciation)          971,241           362,410      472,540
  ---------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                          $ 2,122,982       $   931,562  $ 1,206,147
  ---------------------------------------------------------------------------------
  Distributions to shareholders --
     From net investment income
        Class A                          $  (513,199)      $   (30,702) $  (363,237)
        Class B                             (890,709)         (707,353)    (387,376)
  ---------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                        $(1,403,908)      $  (738,055) $  (750,613)
  ---------------------------------------------------------------------------------
  Transactions in shares of
     beneficial interest --
     Proceeds from sale of shares
        Class A                          $ 4,966,529       $   148,297  $ 4,384,676
        Class B                            6,194,928         2,346,564    2,139,328
     Net asset value of shares
        issued to shareholders in
        payment of distributions
        declared
        Class A                              186,091            14,005      233,613
        Class B                              304,731           352,996      226,328
     Cost of shares redeemed
        Class A                           (1,006,466)          (12,430)    (548,637)
        Class B                           (3,928,291)       (2,754,938)  (1,315,282)
  ---------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS             $ 6,717,522       $    94,494  $ 5,120,026
  ---------------------------------------------------------------------------------

  NET INCREASE IN NET ASSETS             $ 7,436,596       $   288,001  $ 5,575,560
  ---------------------------------------------------------------------------------

  Net Assets
  ---------------------------------------------------------------------------------
  At beginning of year                   $29,669,950       $17,578,009  $16,024,198
  ---------------------------------------------------------------------------------
  AT END OF YEAR                         $37,106,546       $17,866,010  $21,599,758
  ---------------------------------------------------------------------------------

  Accumulated undistributed
  (distributions in excess of) net
  investment income included in net assets
  ---------------------------------------------------------------------------------
  AT END OF YEAR                         $    56,159       $   (32,895) $   (13,740)
  ---------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JANUARY 31, 2002

  INCREASE (DECREASE) IN NET ASSETS  FLORIDA INSURED FUND  HAWAII FUND  KANSAS FUND
  ---------------------------------------------------------------------------------
  From operations --
     Net investment income               $ 1,228,727       $   703,797  $   553,585
     Net realized gain                        23,661            98,923       22,545
     Net change in unrealized
        appreciation (depreciation)           37,443           (95,348)      (7,421)
  ---------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                          $ 1,289,831       $   707,372  $   568,709
  ---------------------------------------------------------------------------------
  Distributions to shareholders --
     From net investment income
        Class A                          $  (377,513)      $   (24,627) $  (196,130)
        Class B                             (833,388)         (693,988)    (368,290)
  ---------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                        $(1,210,901)      $  (718,615) $  (564,420)
  ---------------------------------------------------------------------------------
  Transactions in shares of
     beneficial interest --
     Proceeds from sale of shares
        Class A                          $ 4,283,570       $   165,026  $ 3,095,467
        Class B                            4,325,192         1,414,385    1,706,072
     Net asset value of shares
        issued to shareholders in
        payment of distributions
        declared
        Class A                              117,781            10,003      123,777
        Class B                              282,817           349,788      213,133
     Cost of shares redeemed
        Class A                             (477,231)          (96,119)    (229,442)
        Class B                           (4,252,503)       (2,912,675)  (1,145,449)
  ---------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET
     ASSETS FROM FUND SHARE
     TRANSACTIONS                        $ 4,279,626       $(1,069,592) $ 3,763,558
  ---------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                              $ 4,358,556       $(1,080,835) $ 3,767,847
  ---------------------------------------------------------------------------------

  Net Assets
  ---------------------------------------------------------------------------------
  At beginning of year                   $25,311,394       $18,658,844  $12,256,351
  ---------------------------------------------------------------------------------
  AT END OF YEAR                         $29,669,950       $17,578,009  $16,024,198
  ---------------------------------------------------------------------------------

  Accumulated undistributed
  (distributions in excess of) net
  investment income included in net assets
  ---------------------------------------------------------------------------------
  AT END OF YEAR                         $    41,024       $   (29,172) $   (35,630)
  ---------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   FLORIDA INSURED FUND -- CLASS A
                                  ------------------------------------------------------------------
                                                        YEAR ENDED JANUARY 31,
                                  ------------------------------------------------------------------
                                    2003          2002(1)(2)          2001        2000        1999
----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $11.170          $11.140          $10.070     $11.540     $11.370
----------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------
Net investment income             $ 0.554          $ 0.546          $ 0.527     $ 0.541     $ 0.569
Net realized and unrealized
   gain (loss)                      0.256            0.026            1.084      (1.470)      0.153
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.810          $ 0.572          $ 1.611     $(0.929)    $ 0.722
----------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------
From net investment income        $(0.550)         $(0.542)         $(0.541)    $(0.541)    $(0.552)
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.550)         $(0.542)         $(0.541)    $(0.541)    $(0.552)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $11.430          $11.170          $11.140     $10.070     $11.540
----------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                      7.40%            5.24%           16.38%      (8.24)%      6.52%
----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $13,499          $ 9,114          $ 5,180     $ 5,629     $ 5,905
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                   0.70%            0.76%            0.91%       0.69%       0.46%
   Net expenses after
      custodian fee
      reduction(4)                   0.69%            0.72%            0.87%       0.65%       0.39%
   Net investment income             4.90%            4.88%            4.93%       5.02%       4.86%
Portfolio Turnover of the
   Portfolio                           16%              18%               8%         34%          9%
----------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                                                                 0.58%
   Expenses after custodian
      fee reduction(4)                                                                         0.51%
   Net investment income                                                                       4.74%
Net investment income per
   share                                                                                    $ 0.555
----------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 4.84% to 4.88%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   FLORIDA INSURED FUND -- CLASS B
                                  ------------------------------------------------------------------
                                                        YEAR ENDED JANUARY 31,
                                  ------------------------------------------------------------------
                                    2003          2002(1)(2)          2001        2000        1999
----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $11.050          $11.020          $ 9.950     $11.400     $11.230
----------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------
Net investment income             $ 0.466          $ 0.460          $ 0.440     $ 0.452     $ 0.467
Net realized and unrealized
   gain (loss)                      0.244            0.022            1.080      (1.456)      0.170
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.710          $ 0.482          $ 1.520     $(1.004)    $ 0.637
----------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------
From net investment income        $(0.460)         $(0.452)         $(0.450)    $(0.446)    $(0.467)
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.460)         $(0.452)         $(0.450)    $(0.446)    $(0.467)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $11.300          $11.050          $11.020     $ 9.950     $11.400
----------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                      6.54%            4.43%           15.57%      (8.97)%      5.82%
----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $23,608          $20,556          $20,131     $19,914     $22,901
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                   1.45%            1.51%            1.66%       1.50%       1.25%
   Net expenses after
      custodian fee
      reduction(4)                   1.44%            1.47%            1.62%       1.46%       1.18%
   Net investment income             4.18%            4.15%            4.18%       4.22%       4.15%
Portfolio Turnover of the
   Portfolio                           16%              18%               8%         34%          9%
----------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                                                                 1.37%
   Expenses after custodian
      fee reduction(4)                                                                         1.30%
   Net investment income                                                                       4.03%
Net investment income per
   share                                                                                    $ 0.453
----------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 4.11% to 4.15%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                           HAWAII FUND -- CLASS A
                                  ------------------------------------------------------------------------
                                                           YEAR ENDED JANUARY 31,
                                  ------------------------------------------------------------------------
                                    2003(1)          2002(1)(2)          2001(1)        2000        1999
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.580           $ 9.580            $ 8.690      $10.050     $ 9.930
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income               $ 0.454           $ 0.453            $ 0.466      $ 0.487     $ 0.534
Net realized and unrealized
   gain (loss)                        0.124             0.005              0.885       (1.362)      0.078
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.578           $ 0.458            $ 1.351      $(0.875)    $ 0.612
----------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------
From net investment income          $(0.458)          $(0.458)           $(0.461)     $(0.485)    $(0.492)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.458)          $(0.458)           $(0.461)     $(0.485)    $(0.492)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.700           $ 9.580            $ 9.580      $ 8.690     $10.050
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        6.14%             4.87%             15.91%       (8.95)%      6.34%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $   694           $   537            $   458      $   258     $   259
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     0.80%             0.97%              0.77%        0.48%       0.45%
   Net expenses after
      custodian fee
      reduction(4)                     0.75%             0.94%              0.70%        0.46%       0.41%
   Net investment income               4.68%             4.70%              5.07%        5.20%       5.35%
Portfolio Turnover of the
   Portfolio                             11%               22%                13%          20%         29%
----------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                                              0.82%        0.84%       0.69%
   Expenses after custodian
      fee reduction(4)                                                      0.75%        0.82%       0.65%
   Net investment income                                                    5.02%        4.84%       5.11%
Net investment income per
   share                                                                 $ 0.461      $ 0.453     $ 0.510
----------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 4.67% to 4.70%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                           HAWAII FUND -- CLASS B
                                  ------------------------------------------------------------------------
                                                           YEAR ENDED JANUARY 31,
                                  ------------------------------------------------------------------------
                                    2003(1)          2002(1)(2)          2001(1)        2000        1999
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.720           $ 9.720            $ 8.820      $10.200     $10.130
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income               $ 0.388           $ 0.389            $ 0.404      $ 0.430     $ 0.431
Net realized and unrealized
   gain (loss)                        0.117             0.006              0.896       (1.388)      0.090
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.505           $ 0.395            $ 1.300      $(0.958)    $ 0.521
----------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------
From net investment income          $(0.395)          $(0.395)           $(0.400)     $(0.422)    $(0.451)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.395)          $(0.395)           $(0.400)     $(0.422)    $(0.451)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.830           $ 9.720            $ 9.720      $ 8.820     $10.200
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        5.28%             4.11%             15.00%       (9.58)%      5.29%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $17,172           $17,041            $18,200      $16,669     $19,848
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     1.55%             1.73%              1.54%        1.20%       1.18%
   Net expenses after
      custodian fee
      reduction(4)                     1.50%             1.70%              1.47%        1.18%       1.14%
   Net investment income               3.95%             3.98%              4.35%        4.51%       4.27%
Portfolio Turnover of the
   Portfolio                             11%               22%                13%          20%         29%
----------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                                              1.59%        1.56%       1.42%
   Expenses after custodian
      fee reduction(4)                                                      1.52%        1.54%       1.38%
   Net investment income                                                    4.30%        4.15%       4.03%
Net investment income per
   share                                                                 $ 0.399      $ 0.396     $ 0.407
----------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 3.95% to 3.98%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                              KANSAS FUND -- CLASS A
                                  ------------------------------------------------------------------------------
                                                              YEAR ENDED JANUARY 31,
                                  ------------------------------------------------------------------------------
                                    2003(1)          2002(1)(2)          2001(1)        2000(1)        1999(1)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $10.230           $10.200            $ 9.230        $10.470        $10.460
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income               $ 0.478           $ 0.458            $ 0.488        $ 0.505        $ 0.505
Net realized and unrealized
   gain (loss)                        0.255             0.042              0.976         (1.231)         0.082
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.733           $ 0.500            $ 1.464        $(0.726)       $ 0.587
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income          $(0.463)          $(0.470)           $(0.494)       $(0.509)       $(0.517)
From net realized gain                   --                --                 --         (0.005)        (0.060)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.463)          $(0.470)           $(0.494)       $(0.514)       $(0.577)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.500           $10.230            $10.200        $ 9.230        $10.470
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        7.30%             4.98%             16.25%         (7.12)%         5.77%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $10,354           $ 6,091            $ 3,110        $ 2,455        $ 1,561
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     0.86%             1.03%              0.74%          0.53%          0.49%
   Net expenses after
      custodian fee
      reduction(4)                     0.83%             0.99%              0.73%          0.48%          0.43%
   Net investment income               4.58%             4.46%              5.03%          5.12%          4.83%
Portfolio Turnover of the
   Portfolio                             17%               18%                 7%            24%            33%
----------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                           1.06%              0.98%          0.97%          0.79%
   Expenses after custodian
      fee reduction(4)                                   1.02%              0.97%          0.92%          0.73%
   Net investment income                                 4.43%              4.79%          4.68%          4.53%
Net investment income per
   share                                              $ 0.455            $ 0.465        $ 0.462        $ 0.474
----------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.007, decrease net realized and unrealized gains per share by $0.007 and increase the ratio of net investment income to average net assets from 4.39% to 4.46%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                              KANSAS FUND -- CLASS B
                                  ------------------------------------------------------------------------------
                                                              YEAR ENDED JANUARY 31,
                                  ------------------------------------------------------------------------------
                                    2003(1)          2002(1)(2)          2001(1)        2000(1)        1999(1)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $10.140           $10.120            $ 9.140        $10.370        $10.380
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income               $ 0.400           $ 0.380            $ 0.415        $ 0.424        $ 0.429
Net realized and unrealized
   gain (loss)                        0.263             0.029              0.975         (1.225)         0.071
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.663           $ 0.409            $ 1.390        $(0.801)       $ 0.500
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income          $(0.383)          $(0.389)           $(0.410)       $(0.424)       $(0.450)
From net realized gain                   --                --                 --         (0.005)        (0.060)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.383)          $(0.389)           $(0.410)       $(0.429)       $(0.510)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.420           $10.140            $10.120        $ 9.140        $10.370
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        6.64%             4.09%             15.51%         (7.87)%         4.96%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $11,246           $ 9,933            $ 9,147        $ 9,568        $11,223
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     1.61%             1.78%              1.48%          1.33%          1.28%
   Net expenses after
      custodian fee
      reduction(4)                     1.58%             1.74%              1.47%          1.28%          1.22%
   Net investment income               3.87%             3.74%              4.32%          4.32%          4.14%
Portfolio Turnover of the
   Portfolio                             17%               18%                 7%            24%            33%
----------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                           1.81%              1.72%          1.77%          1.58%
   Expenses after custodian
      fee reduction(4)                                   1.77%              1.71%          1.72%          1.52%
   Net investment income                                 3.71%              4.08%          3.88%          3.84%
Net investment income per
   share                                              $ 0.378            $ 0.392        $ 0.381        $ 0.398
----------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.007, decrease net realized and unrealized gains per share by $0.007 and increase the ratio of net investment income to average net assets from 3.67% to 3.74%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipals Trust II (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of four Funds, each diversified, three of which are included in these financial statements. They include Eaton Vance Florida Insured Municipals Fund (Florida Insured Fund), Eaton Vance Hawaii Municipals Fund (Hawaii Fund) and Eaton Vance Kansas Municipals Fund (Kansas Fund). The Funds offer two classes of shares.
   Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Florida Insured Fund invests its assets in the Florida Insured Municipals Portfolio, the Hawaii Fund invests its assets in the Hawaii Municipals Portfolio and the Kansas Fund invests its assets in the Kansas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (approximately 99.9% at January 31, 2003 for each Fund). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

 C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 2003, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers for each Fund are as follows:

    FUND                                      AMOUNT    EXPIRES
    ----------------------------------------------------------------------
    Florida Insured                           $216,412  January 31, 2011
                                                32,368  January 31, 2010
                                               375,493  January 31, 2009
                                               120,174  January 31, 2008
    Hawaii                                     182,699  January 31, 2011
                                               201,940  January 31, 2009
                                                75,392  January 31, 2008
                                                26,381  January 31, 2005
                                               182,113  January 31, 2004
    Kansas                                      48,519  January 31, 2011
                                                53,521  January 31, 2009
                                                15,614  January 31, 2008

   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

   Additionally, at January 31, 2003, Florida Insured Fund, Hawaii Fund and Kansas Fund had net capital losses of $53,594, $42,681 and $3,505 attributable to security transactions incurred after October 31, 2002. These net capital losses are treated as arising on the first day of the Fund's taxable year ending January 31, 2004.

 D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds and Portfolios maintain with IBT. All significant credit balances used to reduce the Funds' custodian fees are reported as a reduction of total expenses in the statements of operations.

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash.

   The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences relate primarily to the difference in method for amortizing premiums.

3 Shares of Beneficial Interest
-------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

                                                  FLORIDA INSURED
                                              ------------------------
                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS A                                      2003         2002
    ------------------------------------------------------------------
    Sales                                        437,583      382,987
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  16,408       10,528
    Redemptions                                  (88,671)     (42,857)
    ------------------------------------------------------------------
    NET INCREASE                                 365,320      350,658
    ------------------------------------------------------------------

                                                  FLORIDA INSURED
                                              ------------------------
                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS B                                      2003         2002
    ------------------------------------------------------------------
    Sales                                        551,733      391,825
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  27,241       25,574
    Redemptions                                 (350,912)    (384,506)
    ------------------------------------------------------------------
    NET INCREASE                                 228,062       32,893
    ------------------------------------------------------------------

                                                       HAWAII
                                              ------------------------
                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS A                                      2003         2002
    ------------------------------------------------------------------
    Sales                                         15,421       17,085
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   1,444        1,041
    Redemptions                                   (1,291)      (9,998)
    ------------------------------------------------------------------
    NET INCREASE                                  15,574        8,128
    ------------------------------------------------------------------

                                                       HAWAII
                                              ------------------------
                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS B                                      2003         2002
    ------------------------------------------------------------------
    Sales                                        238,065      144,702
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  35,956       35,816
    Redemptions                                 (281,187)    (298,835)
    ------------------------------------------------------------------
    NET DECREASE                                  (7,166)    (118,317)
    ------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                       KANSAS
                                              ------------------------
                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS A                                      2003         2002
    ------------------------------------------------------------------
    Sales                                        420,781      301,291
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  22,362       12,056
    Redemptions                                  (53,123)     (22,518)
    ------------------------------------------------------------------
    NET INCREASE                                 390,020      290,829
    ------------------------------------------------------------------

                                                       KANSAS
                                              ------------------------
                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS B                                      2003         2002
    ------------------------------------------------------------------
    Sales                                        207,207      167,348
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  21,907       20,944
    Redemptions                                 (128,926)    (112,533)
    ------------------------------------------------------------------
    NET INCREASE                                 100,188       75,759
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR. Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended January 31, 2003, no significant amounts have been earned. The Funds were informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $5,778, $290 and $4,448 as its portion of the sales charge on sales of Class A shares from Florida Insured Fund, Hawaii Fund and Kansas Fund, respectively, for the year ended
   January 31, 2003.

   Certain officers and Trustees of the Funds and of the Portfolios are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   Each Fund has in effect a distribution plan for Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, and a service plan for Class A (Class A Plan), (collectively, the Plans). The
   Class B Plan requires each Fund to pay EVD amounts equal to 0.75% of each Fund's average daily net assets attributable to Class B shares, for providing ongoing distribution services and facilities to the respective Fund. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Class B and, accordingly, reduces net assets. For the year ended January 31, 2003, the Class B shares of the Florida Insured Fund, Hawaii Fund and Kansas Fund paid $162,740, $131,409 and $78,363, respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. At January 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Florida Insured Fund, Hawaii Fund and Kansas Fund were approximately $752,000, $561,000 and $325,000, respectively.

   The Plans authorize each Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.20% of each Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended January 31, 2003 for the Florida Insured Fund, Hawaii Fund and Kansas Fund amounted to $21,210, $1,301, and $16,426, respectively, for Class A shares, and $43,398, $35,042 and $20,897, respectively, for Class B shares.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions.

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

   The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $22,000, $10,000 and $16,000 of CDSC paid by Class B shareholders of Florida Insured Fund, Hawaii Fund and Kansas Fund, respectively, for the year ended January 31, 2003.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended January 31, 2003 were as follows:

    FLORIDA INSURED
    -----------------------------------------------------
    Increases                                 $11,147,165
    Decreases                                   6,092,956

    HAWAII
    -----------------------------------------------------
    Increases                                 $ 2,494,995
    Decreases                                   3,347,292

    KANSAS
    -----------------------------------------------------
    Increases                                 $ 6,529,606
    Decreases                                   2,412,559

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPALS TRUST II:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities of Eaton Vance Florida Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund and Eaton Vance Kansas Municipals Fund (certain of the series constituting Eaton Vance Municipals Trust II) (the "Trust") as of January 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust II as of January 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 7, 2003

FLORIDA INSURED MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 99.5%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Escrowed / Prerefunded -- 3.3%
------------------------------------------------------------------------
     $1,160        Dade County, Professional Sports
                   Franchise, (MBIA), Escrowed to Maturity,
                   0.00%, 10/1/19                            $   519,112
        250        Orange, Tourist Development Tax, (MBIA),
                   Prerefunded to 10/1/04, 6.00%, 10/1/24        274,530
        400        Titusville Water and Sewer, (MBIA),
                   Prerefunded to 10/1/04, 6.00%, 10/1/24        439,248
------------------------------------------------------------------------
                                                             $ 1,232,890
------------------------------------------------------------------------
Housing -- 8.1%
------------------------------------------------------------------------
     $  185        Duval County, HFA, SFMR, (GNMA), (AMT),
                   6.70%, 10/1/26                            $   191,671
        750        Escambia County, HFA, SFMR, (GNMA),
                   (AMT), 7.00%, 4/1/28                          790,515
        405        Manatee County, HFA, SFMR, (GNMA),
                   (AMT), 6.875%, 11/1/26                        454,981
        945        Pinellas County, HFA, SFMR, (GNMA),
                   (AMT), 5.80%, 3/1/29                          977,083
        565        Pinellas County, HFA, SFMR, (GNMA),
                   (AMT), 6.70%, 2/1/28                          588,363
------------------------------------------------------------------------
                                                             $ 3,002,613
------------------------------------------------------------------------
Insured-Certificates of Participation -- 1.4%
------------------------------------------------------------------------
     $  500        Broward County, School Board,
                   Certificates of Participation, (FSA),
                   5.00%, 7/1/26                             $   505,030
------------------------------------------------------------------------
                                                             $   505,030
------------------------------------------------------------------------
Insured-Education -- 6.6%
------------------------------------------------------------------------
     $1,000        Florida Board of Education, Capital
                   Outlay, (Public Education), (MBIA),
                   5.00%, 6/1/32                             $ 1,008,050
      1,500        Florida State University, System
                   Improvement Revenue, (AMBAC),
                   4.50%, 7/1/23                               1,438,965
------------------------------------------------------------------------
                                                             $ 2,447,015
------------------------------------------------------------------------
Insured-Electric Utilities -- 4.1%
------------------------------------------------------------------------
     $  500        Lakeland, Energy System, (MBIA),
                   5.50%, 10/1/40                            $   574,060
        600        Puerto Rico Electric Power Authority,
                   (FSA), Variable Rate, 7/1/29(1)(2)            650,052
        200        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/16(2)(3)           286,334
------------------------------------------------------------------------
                                                             $ 1,510,446
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-General Obligations -- 1.0%
------------------------------------------------------------------------
     $  330        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(2)(3)                              $   373,395
------------------------------------------------------------------------
                                                             $   373,395
------------------------------------------------------------------------
Insured-Hospital -- 11.4%
------------------------------------------------------------------------
     $  200        Dade, Public Facilities Board, (Jackson
                   Memorial Hospital), (MBIA),
                   4.875%, 6/1/15                            $   202,938
      1,000        Jacksonville, Economic Development
                   Commission Health Care, (Mayo Clinic),
                   (MBIA), 5.50%, 11/15/36                     1,051,930
        350        Miami Dade County, Health Facilities
                   Authority, (Miami Children's Hospital),
                   (AMBAC), 5.125%, 8/15/26                      356,069
      1,000        Sarasota County, Public Hospital Board,
                   (Sarasota Memorial Hospital), (MBIA),
                   5.50%, 7/1/28                               1,085,100
      1,500        South Miami, Health Facility Authority
                   Hospital Revenue, (Baptist Health),
                   (AMBAC), 5.25%, 11/15/33                    1,532,190
------------------------------------------------------------------------
                                                             $ 4,228,227
------------------------------------------------------------------------
Insured-Housing -- 5.6%
------------------------------------------------------------------------
     $  500        Florida HFA, (Maitland Club Apartments),
                   (AMBAC), (AMT), 6.875%, 8/1/26            $   523,375
      1,000        Florida HFA, (Mariner Club Apartments),
                   (AMBAC), (AMT), 6.375%, 9/1/36              1,049,440
        500        Florida HFA, (Spinnaker Cove
                   Apartments), (AMBAC), (AMT),
                   6.50%, 7/1/36                                 526,060
------------------------------------------------------------------------
                                                             $ 2,098,875
------------------------------------------------------------------------
Insured-Miscellaneous -- 3.8%
------------------------------------------------------------------------
     $  900        Orange County, Tourist Development,
                   (AMBAC), 5.125%, 10/1/30                  $   916,416
        500        St. John's County, IDA, (Professional
                   Golf), (MBIA), 5.00%, 9/1/23                  508,550
------------------------------------------------------------------------
                                                             $ 1,424,966
------------------------------------------------------------------------
Insured-Resource Recovery -- 1.4%
------------------------------------------------------------------------
     $  500        Dade County Resource Recovery
                   Facilities, (AMBAC), (AMT),
                   5.50%, 10/1/13(4)                         $   536,895
------------------------------------------------------------------------
                                                             $   536,895
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 18.9%
------------------------------------------------------------------------
     $  380        Celebration Community Development
                   District, (MBIA), 5.125%, 5/1/20          $   393,669
        750        Crossings at Fleming Island Community
                   Development District, (MBIA),
                   5.80%, 5/1/16                                 845,107
        415        Dade County, Special Obligations,
                   Residual Certificates, (AMBAC), Variable
                   Rate, 10/1/35(2)(3)                           421,013

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA INSURED MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
------------------------------------------------------------------------
     $  980        Jacksonville Sales Tax, (AMBAC),
                   5.00%, 10/1/30                            $   987,820
        500        Jacksonville, Capital Improvement
                   Revenue, (Stadium), (AMBAC),
                   4.75%, 10/1/25                                494,155
        500        Julington Creek, Plantation Community
                   Development District, (MBIA),
                   5.00%, 5/1/29                                 502,950
        500        Miami-Dade County, Special Obligations,
                   (MBIA), 5.00%, 10/1/37                        502,270
        465        Polk County, Transportation
                   Improvements, (FSA), 5.25%, 12/1/22           484,479
        250        Puerto Rico Public Finance Corp.,
                   (AMBAC),
                   Variable Rate, 6/1/26(1)(2)                   258,515
        505        St. Petersburg Excise Tax, (FGIC),
                   5.00%, 10/1/16                                518,468
        340        Sunrise Public Facilities Sales Tax,
                   (MBIA), 0.00%, 10/1/15                        192,423
      1,625        Tampa, Utility Tax, (AMBAC),
                   0.00%, 4/1/21                                 657,296
      1,950        Tampa, Utility Tax, (AMBAC),
                   0.00%, 10/1/21                                769,333
------------------------------------------------------------------------
                                                             $ 7,027,498
------------------------------------------------------------------------
Insured-Transportation -- 9.1%
------------------------------------------------------------------------
     $  500        Dade County Aviation Facilities, (Miami
                   International Airport), (FSA), (AMT),
                   5.125%, 10/1/22                           $   501,365
        500        Dade County, Seaport, (MBIA),
                   5.125%, 10/1/16(4)                            538,580
        400        Greater Orlando, Aviation Authority,
                   (FGIC), Variable Rate, 4/1/13(2)(3)           431,504
        500        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 4.75%, 7/1/38              495,320
        750        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.00%, 7/1/36              768,270
        150        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.50%, 7/1/36              163,934
        500        Tampa-Hillsborough County Expressway
                   Authority, (FGIC), 5.00%, 7/1/32              504,020
------------------------------------------------------------------------
                                                             $ 3,402,993
------------------------------------------------------------------------
Insured-Water and Sewer -- 24.8%
------------------------------------------------------------------------
     $  600        Cocoa, Water and Sewer, (FGIC),
                   4.50%, 10/1/22                            $   580,560
        735        Enterprise Community Development
                   District, Water and Sewer, (MBIA),
                   6.125%, 5/1/24                                780,570
        250        Florida Governmental Utility Authority,
                   (Barefoot Bay Utility System), (AMBAC),
                   5.00%, 10/1/29                                252,170
      1,000        Gainesville, Utility System, (FSA),
                   5.00%, 10/1/33(5)                           1,006,510
      1,000        Jacksonville, Water and Sewer, (AMBAC),
                   (AMT), 6.35%, 8/1/25                        1,097,120
      1,000        Lee County, IDA, (Bonita Springs
                   Utilities), (MBIA), (AMT),
                   6.05%, 11/1/20(6)                           1,082,050
        750        Lee County, Water and Sewer, (AMBAC),
                   5.00%, 10/1/29                                756,510
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Water and Sewer (continued)
------------------------------------------------------------------------
     $1,000        Marion County, Utility System, (FGIC),
                   5.00%, 12/1/31                            $ 1,008,050
      1,000        Sunrise Utilities Systems, (AMBAC),
                   5.00%, 10/1/28                              1,021,560
        250        Tallahassee, Consolidated Utility
                   System, (FGIC), 5.50%, 10/1/19                282,065
        375        Tampa Bay, Water Utility System, (FGIC),
                   Variable Rate, 10/1/27(1)(2)                  362,963
      1,000        Vero Beach, Water and Sewer, (FGIC),
                   5.00%, 12/1/21                              1,002,480
------------------------------------------------------------------------
                                                             $ 9,232,608
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 99.5%
   (identified cost $34,601,279)                             $37,023,451
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.5%                       $   172,963
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $37,196,414
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2003, 91.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 9.5% to 36.7% of total investments.

 At January 31, 2003, the Portfolio's insured securities by financial institution are as follows:

                                          MARKET       % OF
                                          VALUE        MARKET VALUE
-------------------------------------------------------------------
American Municipal Bond Assurance Corp.   $13,594,902       36.7%
(AMBAC)
Financial Guaranty Insurance Corp.          4,690,110       12.7%
(FGIC)
Financial Security Assurance (FSA)          3,520,831        9.5%
Municipal Bond Insurance Association       12,214,995       33.0%
(MBIA)
-------------------------------------------------------------------
                                          $34,020,838       91.9%

 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover when-issued securities.
 (5)  When-issued security.
 (6) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

HAWAII MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 96.8%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Electric Utilities -- 4.3%
------------------------------------------------------------------------
     $1,500        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                             $   764,520
------------------------------------------------------------------------
                                                             $   764,520
------------------------------------------------------------------------
Escrowed / Prerefunded -- 4.2%
------------------------------------------------------------------------
     $  375        Hawaii, (MBIA), Prerefunded to 10/1/10,
                   5.25%, 10/1/20                            $   423,697
        305        Kauai County, (MBIA), Prerefunded to
                   2/1/04, 5.90%, 2/1/14                         325,578
------------------------------------------------------------------------
                                                             $   749,275
------------------------------------------------------------------------
General Obligations -- 10.4%
------------------------------------------------------------------------
     $  750        Honolulu, 4.75%, 9/1/17                   $   785,010
        575        Maui County, 5.00%, 3/1/21                    585,114
        200        Maui County, 5.50%, 3/1/19                    214,750
        285        Puerto Rico, 0.00%, 7/1/15                    164,810
        100        Puerto Rico, Variable Rate, 7/1/32(1)(2)      105,858
------------------------------------------------------------------------
                                                             $ 1,855,542
------------------------------------------------------------------------
Hospital -- 5.9%
------------------------------------------------------------------------
     $  620        Hawaii Department of Budget and Finance,
                   (Queens Health System), 5.75%, 7/1/26     $   631,935
        300        Hawaii Department of Budget and Finance,
                   (Wilcox Memorial Hospital),
                   5.35%, 7/1/18                                 292,158
        150        Hawaii Department of Budget and Finance,
                   (Wilcox Memorial Hospital),
                   5.50%, 7/1/28                                 139,996
------------------------------------------------------------------------
                                                             $ 1,064,089
------------------------------------------------------------------------
Housing -- 6.6%
------------------------------------------------------------------------
     $   25        Guam Housing Corp., Single Family,
                   (AMT), 5.75%, 9/1/31                      $    26,569
      1,000        Hawaii Housing Finance and Development,
                   Single Family, 5.90%, 7/1/27                1,026,100
        120        Hawaii Housing Finance and Development,
                   Single Family, (AMT), 6.00%, 7/1/26           122,700
------------------------------------------------------------------------
                                                             $ 1,175,369
------------------------------------------------------------------------
Industrial Development Revenue -- 1.8%
------------------------------------------------------------------------
     $  375        Hawaii Department of Transportation
                   Special Facilities, (Continental
                   Airlines), 7.00%, 6/1/20                  $   266,520
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue (continued)
------------------------------------------------------------------------
     $  180        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.30%, 6/1/23           $    52,200
------------------------------------------------------------------------
                                                             $   318,720
------------------------------------------------------------------------
Insured-Education -- 8.8%
------------------------------------------------------------------------
     $  500        Hawaii State Housing Development Corp.,
                   (University of Hawaii), (AMBAC),
                   5.65%, 10/1/16                            $   549,030
        240        University of Hawaii Board of Regents,
                   University System, (FSA),
                   5.00%, 10/1/18                                249,480
        250        University of Hawaii Board of Regents,
                   University System, (FSA),
                   5.25%, 10/1/16                                267,485
        100        University of Hawaii Board of Regents,
                   University System, (FSA),
                   5.25%, 10/1/17                                106,472
        400        University of Puerto Rico, (MBIA),
                   5.375%, 6/1/30                                413,812
------------------------------------------------------------------------
                                                             $ 1,586,279
------------------------------------------------------------------------
Insured-Electric Utilities -- 5.1%
------------------------------------------------------------------------
     $  250        Hawaii Department of Budget and Finance,
                   (Hawaiian Electric Co.), (AMBAC), (AMT),
                   5.75%, 12/1/18                            $   269,347
        500        Hawaii Department of Budget and Finance,
                   (Hawaiian Electric Co.), (MBIA), (AMT),
                   6.60%, 1/1/25                                 545,360
        100        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(3)      103,705
------------------------------------------------------------------------
                                                             $   918,412
------------------------------------------------------------------------
Insured-General Obligations -- 12.1%
------------------------------------------------------------------------
     $  350        Hawaii County, (FGIC), 5.125%, 7/15/21    $   360,913
        350        Hawaii County, (FGIC), 5.55%, 5/1/10          396,890
        375        Hawaii, (FSA), 5.125%, 2/1/22                 384,844
        375        Hawaii, (MBIA), 5.00%, 4/1/17                 388,181
        400        Kauai County, (MBIA), 5.00%, 8/1/24(4)        402,892
        200        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(1)(2)                                  226,300
------------------------------------------------------------------------
                                                             $ 2,160,020
------------------------------------------------------------------------
Insured-Hospital -- 0.6%
------------------------------------------------------------------------
     $  100        Hawaii Department of Budget and Finance,
                   (St. Francis Medical Center), (FSA),
                   6.50%, 7/1/22                             $   102,356
------------------------------------------------------------------------
                                                             $   102,356
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HAWAII MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 2.4%
------------------------------------------------------------------------
     $  200        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/07(1)(3)                              $   206,810
        210        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(2)                                     220,727
------------------------------------------------------------------------
                                                             $   427,537
------------------------------------------------------------------------
Insured-Transportation -- 19.1%
------------------------------------------------------------------------
     $  500        Guam Government Ltd. Obligation -
                   Highway Revenue, (FSA), 5.25%, 5/1/11     $   559,085
        500        Hawaii Airports System, (FGIC), (AMT),
                   5.25%, 7/1/21                                 505,910
        100        Hawaii Airports System, (MBIA), (AMT),
                   6.90%, 7/1/12                                 121,016
        650        Hawaii Harbor Revenue, (FGIC), (AMT),
                   6.375%, 7/1/24                                702,806
        250        Hawaii Highway, (FSA), 5.00%, 7/1/22          252,815
      1,300        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38             1,287,832
------------------------------------------------------------------------
                                                             $ 3,429,464
------------------------------------------------------------------------
Insured-Water and Sewer -- 9.8%
------------------------------------------------------------------------
     $  600        Honolulu, City and County Board Water
                   Supply Systems, (FSA), 5.25%, 7/1/31      $   613,278
      1,000        Honolulu, City and County Wastewater
                   Systems, (FGIC), 0.00%, 7/1/18                461,800
        730        Honolulu, City and County Wastewater
                   Systems, (FGIC), 4.50%, 7/1/28                682,258
------------------------------------------------------------------------
                                                             $ 1,757,336
------------------------------------------------------------------------
Other Revenue -- 1.3%
------------------------------------------------------------------------
     $  200        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/34(1)(2)   $   242,850
------------------------------------------------------------------------
                                                             $   242,850
------------------------------------------------------------------------
Special Tax Revenue -- 1.4%
------------------------------------------------------------------------
     $  250        Virgin Islands Public Facilities
                   Authority, 5.625%, 10/1/25                $   251,990
------------------------------------------------------------------------
                                                             $   251,990
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Transportation -- 3.0%
------------------------------------------------------------------------
     $  250        Hawaii Highway Revenue, 5.00%, 7/1/12     $   258,088
        250        Hawaii Highway Revenue, 5.50%, 7/1/18         280,988
------------------------------------------------------------------------
                                                             $   539,076
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 96.8%
   (identified cost $16,264,125)                             $17,342,835
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.2%                       $   568,655
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $17,911,490
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Hawaii municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2003, 64.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 7.2% to 24.0% of total investments.

 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (2)  Security has been issued as a leveraged inverse floater bond.

 (3)  Security has been issued as an inverse floater bond.

 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

KANSAS MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.8%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Escrowed / Prerefunded -- 11.7%
------------------------------------------------------------------------
     $  500        Kansas Development Finance Authority,
                   (Stormont Vail Healthcare), (MBIA),
                   Prerefunded to 11/15/06, 5.80%, 11/15/11  $   570,750
        550        Kansas Highway Transportation
                   Department, Prerefunded to 9/1/09,
                   5.25%, 9/1/19                                 622,996
        415        Labette County, SFMR, Escrowed to
                   Maturity, 0.00%, 12/1/14                      242,846
      1,000        Saline County, SFMR, Escrowed to
                   Maturity, 0.00%, 12/1/15                      549,530
        250        Sedgwick County, Unified School District
                   #267, (AMBAC), Prerefunded to 11/1/05,
                   6.15%, 11/1/09                                281,377
        230        Sedgwick County, Unified School District
                   #267, (AMBAC), Prerefunded to 11/1/05,
                   6.15%, 11/1/10                                258,867
------------------------------------------------------------------------
                                                             $ 2,526,366
------------------------------------------------------------------------
General Obligations -- 2.4%
------------------------------------------------------------------------
     $  500        Johnson County, Unified School District
                   #229, 5.00%, 10/1/16                      $   525,885
------------------------------------------------------------------------
                                                             $   525,885
------------------------------------------------------------------------
Hospital -- 7.1%
------------------------------------------------------------------------
     $  500        Kansas University Hospital Authority,
                   5.50%, 9/1/22                             $   503,975
        250        Lawrence, (Lawrence Memorial Hospital),
                   6.20%, 7/1/19                                 252,857
        250        Sedgwick County, Health Care Facility,
                   (Catholic Care Center, Inc.),
                   5.875%, 11/15/31                              253,955
        500        Wichita, (Christi Health Systems, Inc.),
                   6.25%, 11/15/24                               531,275
------------------------------------------------------------------------
                                                             $ 1,542,062
------------------------------------------------------------------------
Housing -- 3.5%
------------------------------------------------------------------------
     $  120        Kansas City, Mortgage Revenue, (GNMA),
                   (AMT), 7.00%, 12/1/11                     $   121,702
        100        Kansas Development Finance Authority,
                   (FHA), (Martin Creek), 6.60%, 8/1/34          101,773
        250        Olathe, Multifamily, (Deerfield Apts.),
                   (FNMA), 6.45%, 6/1/19                         259,077
        150        Puerto Rico Housing Finance Corp.,
                   7.50%, 4/1/22                                 152,662
        110        Sedgwick County, SFMR, (GNMA),
                   8.00%, 5/1/25                                 118,118
------------------------------------------------------------------------
                                                             $   753,332
------------------------------------------------------------------------
Industrial Development Revenue -- 2.3%
------------------------------------------------------------------------
     $  500        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26           $   144,995
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue (continued)
------------------------------------------------------------------------
     $  350        Wyandotte County & Kansas City Unified
                   Government Pollution, (General Motors
                   Corp.), 6.00%, 6/1/25                     $   360,031
------------------------------------------------------------------------
                                                             $   505,026
------------------------------------------------------------------------
Insured-Education -- 4.3%
------------------------------------------------------------------------
     $  100        Kansas Development Finance Authority,
                   (Kansas Board of Regents), (AMBAC),
                   5.00%, 4/1/14                             $   108,601
        550        Kansas Development Finance Authority,
                   (Kansas State University-Athletic
                   Facility), (AMBAC), 0.00%, 7/1/18             258,225
        500        Washburn University, Topeka, (Living
                   Learning Center), (AMBAC),
                   6.125%, 7/1/29                                564,260
------------------------------------------------------------------------
                                                             $   931,086
------------------------------------------------------------------------
Insured-Electric Utilities -- 6.6%
------------------------------------------------------------------------
     $  250        Augusta, Electric System, (AMBAC),
                   5.00%, 8/1/22                             $   255,212
        345        Burlington, PCR, (Kansas Gas & Electric
                   Co.), (MBIA), 7.00%, 6/1/31                   361,387
        135        Kansas City, Utility System, (FGIC),
                   6.375%, 9/1/23                                147,597
        250        Pratt, Electric System, (AMBAC),
                   5.25%, 5/1/18                                 263,765
        375        Puerto Rico Electric Power Authority,
                   (FSA), Variable Rate, 7/1/29(1)(2)            406,282
------------------------------------------------------------------------
                                                             $ 1,434,243
------------------------------------------------------------------------
Insured-General Obligations -- 22.4%
------------------------------------------------------------------------
     $  250        Butler and Sedgwick County, Unified
                   School District #385, (FGIC),
                   5.00%, 9/1/19                             $   258,190
        250        Butler and Sedgwick County, Unified
                   School District #385, (FSA),
                   5.40%, 9/1/18                                 267,728
        500        Dodge, Ford County Unified School
                   District #443, (FGIC), 4.20%, 9/1/17          489,145
        200        Johnson County, Unified School District
                   #231, (FGIC), 6.00%, 10/1/16                  237,708
        250        Johnson County, Unified School District
                   #232, (FSA), 4.75%, 9/1/19                    254,533
        300        Johnson County, Unified School District
                   #233, (FGIC), 5.50%, 9/1/17                   340,965
        500        Lyon County, Unified School District
                   #253, (FGIC), 4.75%, 9/1/21                   503,620
      1,200        Puerto Rico General Obligation, (FGIC),
                   5.00%, 7/1/32                               1,223,436
        750        Scott County, Unified School District
                   #466, (FGIC), 5.00%, 9/1/22                   765,720
        500        Sedgwick County, Unified School District
                   #267, (AMBAC), 5.00%, 11/1/19                 514,820
------------------------------------------------------------------------
                                                             $ 4,855,865
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

KANSAS MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2003

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Hospital -- 11.1%
------------------------------------------------------------------------
     $  250        Coffeyville, Public Building Commission
                   Health Care Facility, (Coffeyville
                   Regional Medical Center), (AMBAC),
                   5.00%, 8/1/22                             $   252,543
        250        Kansas Development Finance Authority,
                   (Hays Medical Center, Inc.), (MBIA),
                   5.50%, 11/15/22                               258,415
        500        Kansas Development Finance Authority,
                   (Sisters Of Charity - Leavenworth),
                   (MBIA), 5.00%, 12/1/25                        501,715
        500        Kansas Development Finance Authority,
                   (St. Luke's/ Shawnee Mission), (MBIA),
                   5.375%, 11/15/26                              511,680
        600        Kansas Development Finance Authority,
                   (Stormont-Vail Healthcare), (MBIA),
                   5.375%, 11/15/24                              620,760
        250        Manhattan Hospital, (Mercy Health
                   Center), (FSA), 5.20%, 8/15/26                253,870
------------------------------------------------------------------------
                                                             $ 2,398,983
------------------------------------------------------------------------
Insured-Housing -- 1.2%
------------------------------------------------------------------------
     $  250        Augusta Public Building Commission
                   Revenue, (Cottonwood Point, Inc.),
                   (MBIA), 5.25%, 4/1/22                     $   256,103
------------------------------------------------------------------------
                                                             $   256,103
------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 1.3%
------------------------------------------------------------------------
     $  250        Kansas Development Finance Authority,
                   (7th and Harrison Project), (AMBAC),
                   5.75%, 12/1/27                            $   291,525
------------------------------------------------------------------------
                                                             $   291,525
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates
of Participation -- 2.4%
------------------------------------------------------------------------
     $  500        Kansas Development Finance Authority,
                   (Capital Restoration Parking Facility),
                   (FSA), 5.00%, 10/1/21(3)                  $   513,275
------------------------------------------------------------------------
                                                             $   513,275
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 2.6%
------------------------------------------------------------------------
     $  525        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                 $   551,817
------------------------------------------------------------------------
                                                             $   551,817
------------------------------------------------------------------------
Insured-Transportation -- 6.4%
------------------------------------------------------------------------
     $  750        Kansas Turnpike Authority, (FSA),
                   5.00%, 9/1/24                             $   761,093
        100        Puerto Rico Highway and Transportation
                   Authority, (FSA), Variable Rate,
                   7/1/32(2)(4)                                  105,858
        500        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.00%, 7/1/36              512,180
------------------------------------------------------------------------
                                                             $ 1,379,131
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Water and Sewer -- 12.6%
------------------------------------------------------------------------
     $  500        Chisholm Creek Utility Authority, Water
                   and Wastewater, (Bel Aire & Park City),
                   (MBIA), 5.25%, 9/1/20                     $   528,715
        500        Kansas Development Finance Authority,
                   Public Water Supply, (AMBAC),
                   5.00%, 4/1/24                                 507,130
        500        Topeka, Water Pollution Control Utility
                   System, (FGIC), 5.40%, 8/1/31                 515,630
        200        Wellington Electric, Waterworks, and
                   Sewer Utilities System, (AMBAC),
                   5.20%, 5/1/23                                 204,440
        750        Wyandotte County & Kansas City Unified
                   Government Utility System, (MBIA),
                   4.50%, 9/1/28                                 709,628
        250        Wyandotte County & Kansas City Unified
                   Government Utility System, (MBIA),
                   5.00%, 5/1/21                                 255,835
------------------------------------------------------------------------
                                                             $ 2,721,378
------------------------------------------------------------------------
Water and Sewer -- 0.9%
------------------------------------------------------------------------
     $  200        Kansas Development Finance Authority,
                   5.00%, 11/1/21                            $   204,898
------------------------------------------------------------------------
                                                             $   204,898
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.8%
   (identified cost $20,618,645)                             $21,390,975
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.2%                       $   253,321
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $21,644,296
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Kansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2003, 76.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 12.0% to 23.8% of total investments.

 (1)  Security has been issued as an inverse floater bond.

 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (3) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2003

                                      FLORIDA INSURED PORTFOLIO  HAWAII PORTFOLIO  KANSAS PORTFOLIO
---------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------
Investments --
   Identified cost                           $34,601,279           $16,264,125       $20,618,645
   Unrealized appreciation                     2,422,172             1,078,710           772,330
---------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE                        $37,023,451           $17,342,835       $21,390,975
---------------------------------------------------------------------------------------------------
Cash                                         $   499,441           $   413,090       $        --
Receivable for investments sold                  205,000                    --           204,481
Interest receivable                              493,186               172,317           302,064
Prepaid expenses                                      70                    43                46
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                 $38,221,148           $17,928,285       $21,897,566
---------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------
Payable for daily variation margin
   on open financial futures
   contracts                                 $     6,562           $     8,438       $       709
Demand note payable                                   --                    --           200,000
Payable for when-issued securities             1,008,970                    --                --
Due to bank                                           --                    --            44,205
Accrued expenses                                   9,202                 8,357             8,356
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                            $ 1,024,734           $    16,795       $   253,270
---------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                     $37,196,414           $17,911,490       $21,644,296
---------------------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and withdrawals             $34,774,948           $16,896,741       $20,872,675
Net unrealized appreciation
   (computed on the basis of
   identified cost)                            2,421,466             1,014,749           771,621
---------------------------------------------------------------------------------------------------
TOTAL                                        $37,196,414           $17,911,490       $21,644,296
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JANUARY 31, 2003

                                      FLORIDA INSURED PORTFOLIO  HAWAII PORTFOLIO  KANSAS PORTFOLIO
---------------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------------
Interest                                     $1,824,625             $  998,213        $1,023,822
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                      $1,824,625             $  998,213        $1,023,822
---------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------
Investment adviser fee                       $   70,151             $   28,309        $   29,518
Trustees fees and expenses                        1,613                    161               161
Legal and accounting services                    19,515                 17,556            21,632
Custodian fee                                    23,607                 17,998            17,424
Miscellaneous                                     4,877                  5,707             7,436
---------------------------------------------------------------------------------------------------
TOTAL EXPENSES                               $  119,763             $   69,731        $   76,171
---------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                $    4,098             $    8,712        $    5,020
---------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                     $    4,098             $    8,712        $    5,020
---------------------------------------------------------------------------------------------------

NET EXPENSES                                 $  115,665             $   61,019        $   71,151
---------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                        $1,708,960             $  937,194        $  952,671
---------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
---------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)                $   26,903             $   39,277        $  (48,369)
   Financial futures contracts                 (304,169)              (193,829)               --
---------------------------------------------------------------------------------------------------
NET REALIZED LOSS                            $ (277,266)            $ (154,552)       $  (48,369)
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost
      basis)                                 $  971,413             $  438,831        $  478,409
   Financial futures contracts                    5,401                (72,712)             (709)
---------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)               $  976,814             $  366,119        $  477,700
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN             $  699,548             $  211,567        $  429,331
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                $2,408,508             $1,148,761        $1,382,002
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JANUARY 31, 2003

INCREASE (DECREASE) IN NET ASSETS     FLORIDA INSURED PORTFOLIO  HAWAII PORTFOLIO  KANSAS PORTFOLIO
---------------------------------------------------------------------------------------------------
From operations --
   Net investment income                     $ 1,708,960           $   937,194       $   952,671
   Net realized loss                            (277,266)             (154,552)          (48,369)
   Net change in unrealized
      appreciation (depreciation)                976,814               366,119           477,700
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                $ 2,408,508           $ 1,148,761       $ 1,382,002
---------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                             $11,147,165           $ 2,494,995       $ 6,529,606
   Withdrawals                                (6,277,172)           (3,509,526)       (2,586,730)
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL TRANSACTIONS          $ 4,869,993           $(1,014,531)      $ 3,942,876
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                   $ 7,278,501           $   134,230       $ 5,324,878
---------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------
At beginning of year                         $29,917,913           $17,777,260       $16,319,418
---------------------------------------------------------------------------------------------------
AT END OF YEAR                               $37,196,414           $17,911,490       $21,644,296
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JANUARY 31, 2002

INCREASE (DECREASE) IN NET ASSETS     FLORIDA INSURED PORTFOLIO  HAWAII PORTFOLIO  KANSAS PORTFOLIO
---------------------------------------------------------------------------------------------------
From operations --
   Net investment income                     $ 1,495,491           $   925,858       $   707,065
   Net realized gain                              24,225                99,735            23,056
   Net change in unrealized
      appreciation (depreciation)                 37,221               (96,132)           (7,583)
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                $ 1,556,937           $   929,461       $   722,538
---------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                             $ 8,581,953           $ 1,579,198       $ 4,781,269
   Withdrawals                                (5,759,963)           (3,616,590)       (1,606,996)
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL TRANSACTIONS          $ 2,821,990           $(2,037,392)      $ 3,174,273
---------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                                    $ 4,378,927           $(1,107,931)      $ 3,896,811
---------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------
At beginning of year                         $25,538,986           $18,885,191       $12,422,607
---------------------------------------------------------------------------------------------------
AT END OF YEAR                               $29,917,913           $17,777,260       $16,319,418
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                   FLORIDA INSURED PORTFOLIO
                                  -----------------------------------------------------------
                                                    YEAR ENDED JANUARY 31,
                                  -----------------------------------------------------------
                                    2003        2002(1)        2001        2000        1999
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                      0.37%         0.39%        0.47%       0.38%       0.18%
   Net expenses after
      custodian fee reduction        0.36%         0.35%        0.43%       0.34%       0.11%
   Net investment income             5.25%         5.26%        5.34%       5.32%       5.21%
Portfolio Turnover                     16%           18%           8%         34%          9%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                      7.68%         5.60%          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $37,196       $29,918      $25,539     $25,760     $28,140
---------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                                                             0.30%
   Expenses after custodian
      fee reduction                                                                     0.23%
   Net investment income                                                                5.09%
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase the ratio of net investment income to average net assets from 5.22% to 5.26%. Ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       HAWAII PORTFOLIO
                                  -----------------------------------------------------------
                                                    YEAR ENDED JANUARY 31,
                                  -----------------------------------------------------------
                                    2003        2002(1)        2001        2000        1999
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                      0.38%         0.48%        0.35%       0.02%       0.04%
   Net expenses after
      custodian fee reduction        0.33%         0.45%        0.28%       0.00%       0.00%
   Net investment income             5.10%         5.20%        5.53%       5.67%       5.39%
Portfolio Turnover                     11%           22%          13%         20%         29%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                      6.51%         5.43%          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $17,911       $17,777      $18,885     $17,093     $20,390
---------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                                     0.40%       0.38%       0.28%
   Expenses after custodian
      fee reduction                                             0.33%       0.36%       0.24%
   Net investment income                                        5.48%       5.31%       5.15%
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase the ratio of net investment income to average net assets from 5.17% to 5.20%. Ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       KANSAS PORTFOLIO
                                  -----------------------------------------------------------
                                                    YEAR ENDED JANUARY 31,
                                  -----------------------------------------------------------
                                    2003        2002(1)        2001        2000        1999
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                      0.41%         0.50%        0.23%       0.05%       0.06%
   Net expenses after
      custodian fee reduction        0.38%         0.46%        0.22%       0.00%       0.00%
   Net investment income             5.05%         5.00%        5.55%       5.59%       5.34%
Portfolio Turnover                     17%           18%           7%         24%         33%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                      7.93%         5.40%          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $21,644       $16,319      $12,423     $12,200     $12,881
---------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                        0.53%        0.47%       0.49%       0.36%
   Expenses after custodian
      fee reduction                                0.49%        0.46%       0.44%       0.30%
   Net investment income                           4.97%        5.31%       5.15%       5.04%
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase the ratio of net investment income to average net assets from 4.93% to 5.00%. Ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Florida Insured Municipals Portfolio (Florida Insured Portfolio), Hawaii Municipals Portfolio (Hawaii Portfolio) and Kansas Municipals Portfolio (Kansas Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992 for the Hawaii Portfolio and October 25, 1993 for the Florida Insured Portfolio and the Kansas Portfolio. The Portfolios seek to achieve current income exempt from regular federal income tax and particular state or local income or other taxes by investing primarily in investment grade municipal obligations. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. At January 31, 2003, Eaton Vance Florida Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund and Eaton Vance Kansas Municipals Fund each held an approximate 99.9% interest in its corresponding Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

 C Income Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, a Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 F When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

   available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reported as a reduction of total expenses in the Statements of Operations.

 I Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 J Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended January 31, 2003, each Portfolio incurred advisory fees as follows:

    PORTFOLIO                                 AMOUNT   EFFECTIVE RATE*
    ------------------------------------------------------------------
    Florida Insured                           $70,151            0.22%
    Hawaii                                     28,309            0.15%
    Kansas                                     29,518            0.16%

 *    As a percentage of average daily net assets.

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Certain officers and Trustees of the Portfolios are officers of the above organizations.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2003, no significant amounts have been deferred.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, put option transactions and short-term obligations, for the year ended January 31, 2003, were as follows:

    FLORIDA INSURED
    -----------------------------------------------------
    Purchases                                 $11,452,971
    Sales                                       5,028,114

    HAWAII
    -----------------------------------------------------
    Purchases                                 $ 1,938,526
    Sales                                       2,336,132

    KANSAS
    -----------------------------------------------------
    Purchases                                 $ 8,171,764
    Sales                                       3,073,901

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2003

NOTES TO FINANCIAL STATEMENTS CONT'D

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at January 31, 2003, as computed on a federal income tax basis, are as follows:

    FLORIDA INSURED
    -----------------------------------------------------
    AGGREGATE COST                            $34,576,399
    -----------------------------------------------------
    Gross unrealized appreciation             $ 2,449,512
    Gross unrealized depreciation                  (2,460)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 2,447,052
    -----------------------------------------------------

    HAWAII
    -----------------------------------------------------
    AGGREGATE COST                            $16,232,233
    -----------------------------------------------------
    Gross unrealized appreciation             $ 1,352,742
    Gross unrealized depreciation                (242,140)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 1,110,602
    -----------------------------------------------------
    KANSAS
    -----------------------------------------------------
    AGGREGATE COST                            $20,572,171
    -----------------------------------------------------
    Gross unrealized appreciation             $ 1,112,386
    Gross unrealized depreciation                (293,582)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $   818,804
    -----------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolios may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At January 31, 2003, the Kansas Portfolio had a balance outstanding pursuant to this line of credit of $200,000. The Portfolios did not have any significant borrowings or allocated fees during the year ended January 31, 2003.

6 Financial Instruments
-------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at January 31, 2003 is as follows:

    FUTURES CONTRACTS
    ------------------------------------------------------------------------------------------------
                                    EXPIRATION                                        NET UNREALIZED
    PORTFOLIO                       DATE        CONTRACTS                 POSITION     DEPRECIATION
    ------------------------------------------------------------------------------------------------
    Florida Insured                 3/03        14 U.S. Treasury Bond     Short          $   (706)
    ------------------------------------------------------------------------------------------------
    Hawaii                          3/03        18 U.S. Treasury Bond     Short           (63,961)
    ------------------------------------------------------------------------------------------------
    Kansas                          3/03        30 U.S. Treasury Bond     Short              (180)
                                    3/03        20 U.S. Treasury Note     Short              (529)

   At January 31, 2003, the Portfolios had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JANUARY 31, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF FLORIDA INSURED MUNICIPALS PORTFOLIO, HAWAII MUNICIPALS PORTFOLIO AND KANSAS MUNICIPALS PORTFOLIO:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio and Kansas Municipals Portfolio as of January 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of each Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of January 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio and Kansas Municipals Portfolio as of January 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 7, 2003

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Municipals Trust II (the Trust), Florida Insured Municipals Portfolio (Florida Insured Portfolio), Hawaii Municipals Portfolio (Hawaii Portfolio) and Kansas Municipals Portfolio (Kansas Portfolio) are responsible for the overall management and supervision of the Funds' and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" means Eaton Vance Corporation, "EV" means Eaton Vance, Inc., "EVM" means Eaton Vance Management, "BMR" means Boston Management and Research and "EVD" means Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM.

INTERESTED TRUSTEE(S)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIOS         SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Jessica M.               Trustee            Since 1998      President and Chief              186                    None
 Bibliowicz                                                  Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.

 James B. Hawkes      Trustee and Vice    Trustee and Vice   Chairman, President and          191              Director of EVC
 11/9/41                 President        President of the   Chief Executive Officer
                                         Trust, the Florida  of EVC, EV, EVM and
                                         Insured Portfolio   BMR; Director of EV;
                                           and the Kansas    Vice President and
                                          Portfolio since    Director of EVD.
                                            1993; of the     Trustee and/or officer
                                          Hawaii Portfolio   of 191 registered
                                             since 1992      investment companies in
                                                             the EVM Fund Complex.
                                                             Mr. Hawkes is an
                                                             interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Funds and Portfolios.

NONINTERESTED TRUSTEE(S)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIOS         SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Donald R. Dwight         Trustee          Trustee of the    President of Dwight              191           Trustee/Director of the
 3/26/31                                 Trust, the Florida  Partners, Inc.                                  Royce Funds (mutual
                                         Insured Portfolio   (corporate relations                            funds) consisting of
                                           and the Kansas    and communications                                 17 portfolios
                                          Portfolio since    company).
                                            1993; of the
                                          Hawaii Portfolio
                                             since 1992

 Samuel L. Hayes,         Trustee          Trustee of the    Jacob H. Schiff                  191           Director of Tiffany &
 III                                     Trust, the Florida  Professor of Investment                        Co. (specialty retailer)
 2/23/35                                 Insured Portfolio   Banking Emeritus,                                and Telect, Inc.
                                           and the Kansas    Harvard University                               (telecommunication
                                          Portfolio since    Graduate School of                               services company)
                                            1993; of the     Business
                                          Hawaii Portfolio   Administration.
                                             since 1992

 Norton H. Reamer         Trustee          Trustee of the    President, Unicorn               191                    None
 9/21/35                                 Trust, the Florida  Corporation (an
                                         Insured Portfolio   investment and
                                           and the Kansas    financial advisory
                                          Portfolio since    services company)
                                            1993; of the     (since September 2000).
                                          Hawaii Portfolio   Chairman, Hellman,
                                             since 1992      Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly,
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds).

EATON VANCE MUNICIPALS FUNDS AS OF JANUARY 31, 2003

MANAGEMENT AND ORGANIZATION CONT'D

NONINTERESTED TRUSTEE(S) (CONTINUED)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIOS         SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Lynn A. Stout            Trustee            Since 1998      Professor of Law,                186                    None
 9/14/57                                                     University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

 Jack L. Treynor          Trustee          Trustee of the    Investment Adviser and           171                    None
 2/21/30                                 Trust, the Florida  Consultant.
                                         Insured Portfolio
                                           and the Kansas
                                          Portfolio since
                                            1993; of the
                                          Hawaii Portfolio
                                             since 1992

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)           TERM OF
                          WITH THE           OFFICE AND
      NAME AND           TRUST AND           LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH       THE PORTFOLIOS         SERVICE            DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------
 Cynthia J. Clemson  Vice President of       Since 1998      Vice President of EVM and BMR.
 3/2/63                 the Florida                          Officer of 20 registered
                     Insured Portfolio                       investment companies managed
                                                             by EVM or BMR.

 Thomas J. Fetter        President        President of the   Vice President of EVM and BMR.
 8/20/43                                 Trust, the Florida  Officer of 127 registered
                                         Insured Portfolio   investment companies managed
                                           and the Kansas    by EVM or BMR.
                                          Portfolio since
                                            1993; of the
                                          Hawaii Portfolio
                                             since 1992

 Robert B.             Vice President    Vice President of   Vice President of EVM and BMR.
 MacIntosh                                 the Trust, the    Officer of 126 registered
 1/22/57                                  Florida Insured    investment companies managed
                                         Portfolio and the   by EVM or BMR.
                                          Kansas Portfolio
                                         since 1993; of the
                                          Hawaii Portfolio
                                             since 1992

 Thomas M. Metzold   Vice President of       Since 2000      Vice President of EVM and BMR.
 8/3/58                  the Kansas                          Officer of 9 registered
                         Portfolio                           investment companies managed
                                                             by EVM or BMR.

 Alan R. Dynner          Secretary           Since 1997      Vice President, Secretary and
 10/10/40                                                    Chief Legal Officer of BMR,
                                                             EVM, EVD, EV and EVC. Officer
                                                             of 191 registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Kristin S.             Treasurer of       Since 2002(2)     Vice President of EVM and BMR.
 Anagnost              the Portfolios                        Officer of 110 registered
 6/12/65                                                     investment companies managed
                                                             by EVM or BMR.

 James L. O'Connor    Treasurer of the       Since 1993      Vice President of BMR, EVM and
 4/1/45                    Trust                             EVD. Officer of 113 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2)  Prior to 2002, Ms. Anagnost served as Assistant Treasurer since 1998.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

PORTFOLIO INVESTMENT ADVISER
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

FUND ADMINISTRATOR
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS,INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122

EATON VANCE MUNICIPALS TRUST II
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

335-3/03                                                                   3CSRC